Exhibit 32.1

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

         In connection with the accompanying Annual Report of Green Dolphin Systems Corporation (the "Company") on Form 10-KSB for the year ending December 31, 2003, as filed with the Securities and Exchange Commission on the date hereof (the "Annual Report"), I, Nicholas Plessas, Principal Executive Officer and the Principal Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to the best of my knowledge, that:

         (1) The Annual Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Act of 1934; and

         (2) The information contained in the Annual Report fully presents, in all material respects, the financial condition and results of operations of the Company.



By: /s/ Nicholas Plessas
    --------------------
    Nicholas Plessas
    President and Chief Executive Officer
    and Chief Financial Officer


April 12, 2004